                                                                EXHIBIT 10.1b(7)

                     SEVENTH AMENDMENT TO CREDIT AGREEMENT


       THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment"), dated as of March 15, 2001, by and among IRON DYNAMICS, INC., an Indiana corporation (the "Borrower"), the lenders listed on the signature pages hereof and MELLON BANK, N.A., a national banking association, as agent for the Lenders under the Credit Agreement referred to below (the "Agent").

                                    RECITALS:

         WHEREAS the Borrower, certain Lenders, the Agent and Mellon Bank, N.A., as Issuing Bank, entered into a Credit Agreement, dated as of December 31, 1997, as amended by the Amendment and Waiver, dated as of June 10, 1998, the Second Amendment to Credit Agreement, dated as of March 15, 1999, the Third Amendment and Waiver to Credit Agreement, dated as of June 30, 1999, the Fourth Amendment to Credit Agreement, dated as of December 21, 1999, the Fifth Amendment and Waiver to Credit Agreement, dated as of March 29, 2000 and the Sixth Amendment to Credit Agreement, dated as of November 30, 2000 (as so amended, the "Credit Agreement"), pursuant to which the Lenders have agreed to extend credit to the Borrower;

         WHEREAS, the Borrower has requested the Lenders to effect certain amendments to the Credit Agreement and the Lenders are willing to do so to the extent provided herein;

         WHEREAS, capitalized terms not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

         NOW, THEREFORE, the parties hereto, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby agree as follows:

         SECTION 1. AMENDMENTS TO CREDIT AGREEMENT.

         1.01. Amendments with respect to Final Acceptance. It is the intention of the parties that the Credit Agreement be amended so that the "Preliminary Acceptance" and "Final Acceptance" refer to the same set of events and conditions, even though both terms will continue to appear in the Credit Agreement, and that certain other changes be made with respect to final acceptance of the Project. Accordingly, the following amendments are made:

         (a) The definitions of the terms "Final Acceptance", "Final Acceptance Date", "Preliminary Acceptance", "Preliminary Acceptance Date" and "Project Monitor" appearing in Section 1.01 of the Credit Agreement are amended to read, respectively, as follows:

                           "Final Acceptance" shall mean the achievement by the
                  Project of the production of DRI pellets from the rotary hearth furnace at the rate of 55 tonnes per hour for a period of thirty consecutive days, the production of hot briquetted iron from the briquetters (using DRI pellets from the rotary hearth furnace) at the rate of 55 tonnes per hour for a period of three consecutive days and the production of liquid pig iron from the submerged arc furnace at the rate of 51 tonnes per hour for a period of thirty consecutive days, in each case of a quality which meets the requirements of Schedule B to the Offtake Agreement (as amended as contemplated by the Seventh Amendment to this Agreement) and which are the subject of a certificate, in form reasonably satisfactory to the Agent, from an authorized officer of SDI stating (i) that such quality meets such requirements, (ii) that the Project has been Completed in a good and workmanlike manner and (iii) that all requirements for or conditions to Final Acceptance have occurred.

                           "Final Acceptance Date" shall mean the earliest date
                  on which Final Acceptance shall have occurred and construction of the Project shall have been Completed.

                           "Preliminary Acceptance" shall mean Final Acceptance.

                           "Preliminary Acceptance Date" shall mean the Final
                  Acceptance Date.

                           "Project Monitor" shall mean an engineering,
                  construction or consulting firm appointed by the Agent or the Required Lenders to act as Project Monitor hereunder (and the Agent or the Required Lenders shall have the right, in their respective discretion (subject, in the case of the Agent, to any contrary direction of the Required Lenders) to so appoint such a firm). If no such firm has been so appointed and is serving as Project

                  Monitor at the time of the satisfaction of the other requirements listed in the definition of the term "Complete", the condition of delivery of a certificate of the Project Monitor included in the definition of the term "Complete" shall be deemed to be satisfied notwithstanding the failure of such report to be delivered. If no firm has been so appointed at the time the Borrower is required to provide a certificate or report of the Project Monitor under Section 5.01(p) hereof, such requirement shall be deemed to have been waived. If no Project Monitor has been so appointed at a time relevant to determinations under Section 6.19 hereof, references in such Section to the Project Monitor shall be deemed to be references to the Required Lenders.


         (b) Section 3.26 of the Credit Agreement is hereby amended by deleting the phrase "in order to achieve the Preliminary Acceptance Date on or before March 31, 2001" appearing therein and inserting in lieu thereof the phrase "in order to achieve the Final Acceptance Date on or before December 31, 2002".

         (c) Section 5.01(j)(viii) of the Credit Agreement is hereby amended by deleting the phrase "in order to achieve the Preliminary Acceptance Date by March 31, 2001 or the Final Acceptance Date by September 30, 2001" appearing therein and inserting in lieu thereof the phrase "in order to achieve the Final Acceptance Date by December 31, 2002".

         (d) Section 5.14(a) of the Credit Agreement is hereby amended by deleting the second sentence thereof and inserting in lieu thereof as a new second sentence the following:

                  The Borrower (i) will cause the Project to be designed and constructed in a workmanlike manner and to industry standards so as to produce direct reduced iron, hot briquetted iron and pig iron which meet the quality requirements of the SDI Offtake Agreement, with designed capacities at least as great as those contemplated by the projections provided by the Borrower to the Lenders most recently prior to March 15, 2001,
                  (ii) will cause the Final Acceptance Date to occur on or before December 31, 2002, (iii) will cause the Project to be Completed, free and clear of all Liens (and claims of Liens) for material supplied or work performed in connection therewith, on or before December 31, 2002, and will provide to the Agent on the Final Acceptance Date a certificate to such effect signed by a Responsible Officer of the Borrower and (iv) will assure that on December 31, 2001, the Project is free and clear of all Liens (and claims of Liens) for material supplied or work performed in connection therewith and will provide to the Agent on such date a certificate to such effect signed by a Responsible Officer of the Borrower.

         (e) Section 6.19 of the Credit Agreement is hereby amended by deleting the phrase "do not involve any delay in the Preliminary Acceptance Date beyond March 31, 2001 or the Final Acceptance Date beyond September 30, 2001" appearing therein and inserting in lieu thereof the phrase "do not involve any delay in the Final Acceptance Date beyond December 31, 2002."

         (f) Section 7.01(q) of the Credit Agreement is hereby amended to read as follows:

                           (q) The Final Acceptance Date does not occur on or
                  before December 31, 2002.

         (g) Section 7.01(v) of the Credit Agreement is hereby amended by deleting the phrase "that the Preliminary Acceptance Date will occur on or before March 31, 2001 or that the Final Acceptance Date will occur on or before September 30, 2001" appearing therein and inserting in lieu thereof the phrase "that the Final Acceptance Date will occur on or before December 31, 2002".

         1.02. Amendments with Respect to Commencement of Borrowing Base Requirement.

         (a) Section 2.01(a) of the Credit Agreement is hereby amended by deleting the words "Following the Preliminary Acceptance Date" appearing at the beginning of the second sentence thereof and inserting in lieu of such words the words: "From and after October 31, 2001".

         (b) Section 2.10(a) of the Credit Agreement, relating to mandatory prepayments, is hereby amended by deleting the words "If on any date any Borrowing Base Certificate is required to be furnished" appearing at the beginning of the first sentence thereof and inserting in lieu of such words the words: "If on any date after October 30, 2001 on which any Borrowing Base Certificate is required to be furnished".

                  1.03.    Amendments Relating to Term Loan Amortization
Schedule.

                  (a) Section 2.03(e) of the Credit Agreement is hereby amended to read as follows:

                                    (e)      Scheduled Amortization; Maturity.
                           Subject to Section 2.03(f) hereof, the Term Loans shall be due and payable in installments on the dates and in the amounts corresponding to the percentages as set forth below:


                                                                         Amount of Term Loans
                                    Date                                   Due and Payable
                                    ----                                   ---------------
                               May 30, 2001                                     $4,125,000
                               November 30, 2001                                $4,125,000
                               May 30, 2002                                     $4,125,000
                               November 30, 2002                                $4,125,000
                               May 30, 2003                                     $4,125,000
                               November 30, 2003                                $4,125,000
                               May 30, 2004                                     $5,500,000
                               November 30, 2004                                $5,500,000
                               May 30, 2005                                     $6,875,000
                               November 30, 2005                                $9,625,000



                           To the extent not due and payable earlier, the Term Loans shall be due and payable on the Term Loan Maturity Date.

                  (b) Section 2.03 of the Credit Agreement is hereby further amended by adding at the end thereof a new subsection 2.03(f), to read as follows:

                                    (f)      Election to Postpone 2001
                           Installments. The Borrower may elect to postpone, until November 30, 2005, the scheduled due date of either or both of the installments of principal of the Term Loans stated in Section 2.03(e) to be due on May 30, 2001 and November 30, 2001. The Borrower will be deemed to have made such election with respect to an installment if it fails to pay such installment on its originally scheduled due date. If such election is made with respect to an installment, the amount of such installment shall be automatically added to the amount of the final installment of principal of the Term Loans due and payable (if not earlier due and payable by acceleration, mandatory prepayment or otherwise) on November 30, 2005.

                  (c) Section 1.01 of the Credit Agreement is hereby amended by adding thereto, in appropriate alphabetical sequence, the following definition:

                                    "SDI Limited Guaranty" shall mean the
                           Guaranty and Suretyship Agreement, dated on or about the date of the Seventh Amendment to this Agreement and in substantially the form set forth on Exhibit B to such Amendment, executed and delivered by SDI to the Lenders and the Agent.

                  (d) Section 1.01 of the Credit Agreement is hereby further amended by adding to the definition of the term "Loan Documents" appearing therein, immediately after the phrase "the Notes," appearing therein, the phrase "the SDI Limited Guaranty,".


                  1.04. Amendment to Reporting Requirements. Section 5.01(c) of the Credit Agreement is hereby amended by adding at the end thereof a new sentence to read as follows:

                           Each such monthly report will be accompanied by a financial and operating report for such month, certified by a Responsible Officer of the Borrower, in substantially the form set forth on Exhibit C to the Seventh Amendment to this Agreement.


                  1.05.    Amendment to Definition of "Loan Parties".

                  (a) The definition of the term "Loan Parties" appearing in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

                                    "Loan Parties" shall mean the Borrower, SDI
                           and each Subsidiary of the Borrower (it being understood that, without the consent of the Required Lenders, the Borrower may have no subsidiaries) and "Loan Party" shall mean any one of them; provided, however, that SDI shall not be a "Loan Party" for purposes of the following provisions of this
                           Agreement: the definition of the term "Future Project Agreement" in Section 1.01; Sections 2.08(b) and 2.10(d); Sections

                           3.08, 3.10, 3.14, 3.15, 3.16, 3.20, 3.21 and 3.24(b);
                           Section 4.01; Article V (other than Sections 5.01(j), 5.01(l), 5.04 and 5.05); and Article VI. The fact that certain provisions of this Agreement may refer both to SDI and to "Loan Party", shall not be interpreted to imply that SDI is not a "Loan Party" for purposes of any particular provision of this Agreement.

                  (b) The parties intend to conform the level of judgements, attachments and the like relating to SDI that would constitute Events of Default under the Credit Agreement to the level existing in SDI's credit facilities. Accordingly, each of Sections 7.01(g) and 7.01(h) of the Credit Agreement is hereby amended by inserting therein, immediately following the figure "$100,000" appearing therein, the parenthetical phrase "(or, in the case of SDI, $1,000,000)".

                  1.06.    Amendments with respect to Financial Covenants.

                  (a) The definition of the term "Financial Covenant Date" appearing in Section 1.01 of the Credit Agreement is amended by deleting the date "June 30, 2001" appearing therein and inserting in lieu thereof the date "September 30, 2001".

                  (b) The definition of the term "Adjusted Fixed Charges" appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase "sum of (a) Interest Expense for such period and" appearing therein and inserting in lieu thereof the following: "sum of (a) the difference between
(i) Interest Expense for such period minus (ii) interest expense attributable to accrued but unpaid interest on Indebtedness owing to SDI contemplated by Section 6.03(h) hereof and".

                  (c) The definition of the term "Adjusted Fixed Charges" appearing in Section 1.01 of the Credit Agreement is hereby further amended by adding at the end thereof the following sentence:

                           In calculating "Adjusted Fixed Charges", interest accrued during a period on subordinated Indebtedness of the Borrower to SDI which is paid in a subsequent period shall be deemed to be interest expense for such subsequent period (notwithstanding the different treatment of such interest expense for purposes of the last sentence of Section 6.03(h) hereof).

                  (d) The definition of the term "Measurement Period" appearing in Section 1.01 of the Credit Agreement is hereby amended by deleting the phrase "for purposes of Section 6.01," appearing therein and inserting in lieu thereof the phrase "for purposes of Section 6.01(b),".

                  (e) Section 6.01(b) of the Credit Agreement is hereby amended to read as follows:

                                    (b)      Fixed Charge Coverage Ratio. As of
                           the last day of each fiscal quarter commencing with the fiscal quarter ending September 30, 2001 (each such last day of the fiscal quarter being called a "test day"), the Fixed Charge Coverage Ratio for the Measurement Period ending on such test day shall not be less than 1.0 to 1. For purposes of this Section 6.01(b), "Measurement Period" shall mean (i) the fiscal quarter ending September 30, 2001, (ii) the two consecutive fiscal quarters ending December 31, 2001, (iii) the three consecutive fiscal quarters ending March 31, 2002, (iv) the four consecutive fiscal quarters ending June 30, 2002 and (v) each succeeding period of four consecutive fiscal quarters.

                  (f) Section 6.01(d) of the Credit Agreement is hereby amended to read as follows:

                                    (d)      Funded Indebtedness to EBITDA. The
                           ratio of (x) Funded Indebtedness minus the amount of Funded Indebtedness of the Borrower to SDI outstanding in accordance with Section 6.03(h) hereof, minus the amount on deposit in the Debt Service Reserve Account to (y) EBITDA for each Measurement Period ending on or after December 31, 2002 shall be not greater than 3.0 to 1 on the last day of each such Measurement Period.

                  1.07. Amendment with respect to Dividends. Section 6.06 of the Credit Agreement is hereby amended by deleting paragraph (a) thereof and inserting "Intentionally Deleted" in lieu thereof. Paragraph (b) thereof remains unchanged.

                  1.08. Amendment with respect to Indebtedness of the Borrower to SDI. Section 6.03(h) of the Credit Agreement is hereby amended (i) by deleting clause (ii) of the first sentence of Section 6.03(h) and inserting, as a new clause (ii) of such sentence, the words "(ii) no Event of Default or Potential Default shall have occurred and be continuing or shall exist", and
(ii) by deleting the last sentence of Section 6.03(h) and inserting in lieu thereof, as a new last sentence, the following:

                           Any other provision hereof or of the SDI
                           Subordination Agreement or of the SDI Loan
                           Documentation referred to therein to the contrary notwithstanding, no payment of interest on the principal amount of such Indebtedness owing to SDI under this Section 6.03(h) (i) shall be paid by the Borrower at any time after the Borrower shall have elected, or shall be deemed to have elected, to postpone one installment (or both installments) of principal of the Term Loans originally stated to be due in 2001 pursuant to Section 2.03(f) hereof; (ii) shall be paid by the Borrower for any day unless such day (x) is January 1, 2002 or a later date, (y) is a day which is later than the date on which the fee described in Section 2.08(c) of this Agreement has been paid and (z) is a day which occurred during a completed fiscal quarter with respect to which the Borrower was in compliance with the Fixed Charge Coverage Ratio requirement contained in Section 6.01(b) hereof (such Ratio to be calculated, for purposes of this Section 6.03(h) only, as if such interest proposed to be paid had been paid on the date for which it was accrued and not on the actual proposed payment date), (iii) shall be paid by the Borrower for any day in 2002 in an aggregate amount (regardless of when paid) exceeding one-half of the interest accruing for such day or (iv) shall be paid by the Borrower if, after such payment, the amount on deposit in the Debt Service Reserve Account is less than $2,000,000 or if the Borrower shall not have furnished a Borrowing Base Certificate as of the Business Day immediately preceding the date proposed for such payment or shall not have made the prepayment of Loans, if any, or furnished the cash collateral, if any, required by Section 2.10 hereof arising from the furnishing of such Borrowing Base Certificate.

                  1.09. Amendment with respect to Change of Control. The definition of the term "Change of Control" appearing in Section 1.01 of the Credit Agreement is hereby amended to read as follows:

                                    "Change of Control" shall mean that at any
                           time SDI shall fail to own (beneficially and of record) 100% of the equity securities of all classes of Borrower free and clear, except for liens in favor of certain lenders to SDI, of any security interest, lien, pledge or claim or the failure of SDI to maintain effective management control of Borrower, including without limitation failure to retain the right to elect at least a majority of the board of directors of Borrower.

                  1.10. Amendment with respect to Debt Service Reserve Account. Section 5.17 of the Credit Agreement is hereby amended by deleting the figure "$4,500,000" in each of the two places it appears therein and inserting in lieu thereof the figure "$2,000,000".

                  1.11. Amendment with respect to Applicable Margin and Related Amendments.

                  (a) Clause (i) of Section 2.06(b) of the Credit Agreement is hereby amended to read as follows:

                                    (i)      The "Applicable Margin" for every
                           day for both the Revolving Credit Loans and the Term Loans, as applicable, shall be 0.25% for the Base Rate Option and 2.0% for the Euro-Rate Option.

                  (b) Section 1.01 is hereby amended by deleting the respective definitions of the terms "Level 0 Day", "Level I Day", "Level II Day", "Level III Day", "Level IV Day", "Level V Day" and "Replacement Revolver Facility".

                  (c) Section 2.01(e) of the Credit Agreement is hereby deleted and Section 2.01(f) of the Credit Agreement is hereby renumbered as
Section 2.01(e).


                  1.12.    Amendment to Add Provision for Seventh Amendment Fee.
Section 2.08 of the Credit Agreement is hereby amended by adding thereto a new
Section 2.08(c) to read as follows:

                                    (c)      Seventh Amendment Fee. By execution
                           and delivery of the Seventh Amendment to this Agreement the Lenders have earned, and the Borrower agrees to pay to the Lenders an amendment fee in the aggregate amount of $156,250.00, payable to the Lenders ratably in accordance with the respective principal amounts of Loans held by the respective Lenders (or their predecessors) on March 15, 2001. Such fee shall be payable on the earlier to occur of (i) March 31, 2003 and (ii) the day before the day on which interest is first paid by the Borrower to SDI on the Borrower's Indebtedness owing to SDI. No fee under this Section 2.08(c) shall be payable if all Loans have been indefeasibly paid in full, all Commitments have been terminated and no such interest has been paid to SDI, in each case prior to March 31, 2003.


         SECTION 2. CONSENT TO MODIFICATION OF TAX SHARING AGREEMENT. The Lenders hereby consent to the modification of the Tax Sharing Agreement described on or in the form of Exhibit D to this Amendment.

         SECTION 3. CERTAIN MATTERS WITH RESPECT TO SECTION 2.01(d). The Borrower hereby requests the amortization of the amount outstanding under the Revolving Credit Notes on the Revolving Credit Maturity Date as contemplated by
Section 2.01(d) of the Credit Agreement. The Lenders hereby agree that such request shall be deemed to have been made within the time period required by such Section.

         SECTION 4. DIRECTIONS TO AGENT. The Lenders hereby direct the Agent to execute and deliver this Amendment.

         SECTION 5. EFFECTIVENESS. The terms of this Amendment hereof shall become effective, as of the date of this Amendment, upon the execution and delivery hereof by the Borrower, the Agent and the Lenders and the receipt by the Agent of the following:

                           (i)     an amendment (in form and substance
                           satisfactory to the Agent) to the commitment letter of SDI, dated December 23, 1999 and addressed to the Borrower, increasing the amount of SDI's commitment thereunder from $55,000,000 to $75,000,000 (with appropriate adjustment to reflect the conversion of $40,000,000 of such debt to equity) and extending the last date for borrowing thereunder from December 30, 2000 to December 31, 2002, executed and delivered by SDI;

                           (ii) an amendment to the SDI Offtake Agreement executed and delivered by SDI and the Borrower, in the form set forth as Exhibit A to this Amendment;

                           (iii) a Guaranty and Suretyship Agreement executed and delivered by SDI in the form set forth as Exhibit B to this Amendment; and

                           (iv) such certificates of the Borrower and SDI (as to, among other things, corporation action, incumbency, accuracy of representations and warranties and absence of default), legal opinions and other documents with respect to the transactions contemplated by this Amendment as the Agent or any Lender may request.



         SECTION 6. MISCELLANEOUS. (a) The Credit Agreement, as amended or modified by this Amendment, is in all respects ratified, approved and confirmed and shall, as so amended and modified, remain in full force and effect. From and after the date hereof, all references to the "Agreement" in the Credit Agreement and in the other Loan Documents shall be deemed to be references to the Credit Agreement as amended and modified by this Amendment.

         (b) This Amendment shall be deemed to be a contract under the laws of the State of New York and for all purposes shall be governed by and construed and enforced in accordance with the laws of said State.

         (c) This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument.



         IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed and delivered this Amendment as of the date first above written.

                                      IRON DYNAMICS, INC.



                                      By
                                        ---------------------------------------
                                      Title:

                                      MELLON BANK, N.A., as Lender,
                                        as Issuing Bank and as Agent


                                      By
                                        ---------------------------------------
                                      Title:



                                      KREDITANSTALT FUR WIEDERAUFBAU



                                      By
                                        ---------------------------------------
                                      Title:

                                      By
                                        ---------------------------------------
                                      Title:



                                      COMERICA BANK



                                      By
                                        ---------------------------------------
                                      Title:



                                      NATIONAL CITY BANK, INDIANA



                                      By
                                        ---------------------------------------
                                      Title:



                                      LASALLE BANK NATIONAL
                                          ASSOCIATION



                                      By
                                        ---------------------------------------
                                      Title: